EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TOSECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Waitr Holdings Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl A. Grimstad, certify, as of the date hereof and solely for purposes of and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and
2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates set forth and for the periods presented in the Report.

By:	/s/ Carl A. Grimstad
Carl A. Grimstad
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)

Date: August 6, 2020